SEC 873 (10/2000)
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 25, 2002

                        Path 1 Network Technologies Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                      000-30928                           13-3989885
(State or other jurisdiction   (Commission                       (IRS Employer
   of incorporation)           File Number)                  Identification No.)


      6215 Ferris Square, Suite 140, San Diego, California      92121
          (Address of principal executive offices)           (Zip Code)

    Registrant's telephone number, including area code        (858) 450-4220

Item 4.  Changes in Registrant's Certifying Accountant

     Ernst & Young LLP has resigned as the Registrant's independent certifying public accountants effective September 13, 2002.

     The audit reports of Ernst & Young LLP on the financial statements of the Registrant for fiscal years 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Ernst & Young LLP's report for the years ended December 31, 2001 and 2000 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. During the fiscal years 2001 and 2000 and the subsequent period thereto prior to the resignation of Ernst & Young LLP, there were no disagreements between Registrant and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in its reports on the financial statements for such years.

     The Registrant provided Ernst & Young LLP with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 25, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

Exhibit 16.1     Letter,  dated  September  25, 2002,  from Ernst & Young LLP to
                 the Securities  and  Exchange   Commission   regarding   change
                 in  certifying accountants.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Path 1 Network Technologies Inc.
                                  (Registrant)


September 25, 2002
---------------------------     ------------------------------------------------
Date                              Frederick A. Cary
                                  President and Chief Executive Officer

                                ERNST & YOUNG LLP
                          501 West Broadway, Suite 1100
                               San Diego, CA 92101


September 25, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of the Form 8-K dated September 25, 2002 of Path 1 Network Technologies Inc. and are in agreement with the statements contained in the first and second paragraphs therein.

                                      Very truly yours,


                                      Ernst & Young LLP